Share Based Compensation	9 Months Ended
Sep. 30, 2023
Share-Based Payment Arrangement [Abstract]
Share Based Compensation

10. Share Based Compensation

On September 22, 2023, in connection with the Merger, the Company adopted the Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan (the “2023 Plan”). The 2023 Plan became effective upon the closing of the Merger. The 2023 Plan initially provides for the issuance of up to 11,497,622 shares of Common Stock. The number of authorized shares will automatically increase on January 1, 2024 and continuing annually on each anniversary thereof through (and including) January 1, 2033, equal to the lesser of (i) 5% of the Shares outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of Shares as determined by the Board or the Committee. The 2023 Plan allows for awards to be issued to employees and non-employee directors in the form of options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, dividend equivalents, other stock-based, or other cash-based awards. As of September 30, 2023, there were 11,425,204 shares of Common Stock available for issuance under the 2023 Plan.

In connection with the Merger, as discussed in Notes 1 and 3, the Chief Financial Officer of Conduit Pharmaceuticals, Inc. was granted 72,418 restricted stock units (“RSUs”). The total RSUs granted was equal to 0.10% of the 72,418,316 shares of common stock of the Company outstanding as of the closing of the Merger. The RSUs vest in equal annual installments on the first three anniversaries of the closing of the Merger. No RSUs were vested as of September 30, 2023.

During the three and nine months ended September 30, 2023, there were no other awards granted, exercised or forfeited.

During the three and nine months ended September 30, 2023, there was $10 thousand in stock-based compensation expense recognized related to the RSUs granted in connection with the Merger.